UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2021

Herbalife Nutrition Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309 Ugland House Grand Cayman Cayman Islands	KY1-1104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0005 per share	HLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 6, 2021, Herbalife Nutrition Ltd. (the “Company”) issued a press release announcing a proposed offering by its wholly owned subsidiaries HLF Financing SaRL, LLC and Herbalife International, Inc. of $500 million principal amount of senior notes in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On May 6, 2021, HLF Financing SaRL, LLC and Herbalife International, Inc. issued a notice of conditional redemption to the holders of all outstanding 7.250% senior notes due August 2026 (the “2026 Notes”). The 2026 Notes will be redeemed on May 21, 2021 (the “Redemption Date”) at a redemption price equal to the sum of $400 million (100% of the aggregate principal amount of the 2026 Notes being redeemed), plus the Applicable Premium (as defined in the indenture governing the 2026 Notes), plus accrued and unpaid interest thereon to the Redemption Date. On and after the Redemption Date, interest will cease to accrue on the 2026 Notes and the 2026 Notes will cease to be outstanding. The redemption is conditioned upon completion of an offering of at least $425 million aggregate principal amount of notes.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

99.1	Press Release issued by Herbalife Nutrition Ltd. on May 6, 2021.

104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on May 6, 2021 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Nutrition Ltd.

May 6, 2021	By:	/s/ Alexander Amezquita
		Name:	Alexander Amezquita
		Title:	Chief Financial Officer